SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Original Report:            June 24, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

         Virginia                    333-10635                54-1816010
         (State of                  (Commission             (IRS Employer
          Incorporation)             File Number)            Identification No.)

         306 East Main Street
         Richmond, Virginia                          23219
         (Address of principal                       (Zip Code)
          executive offices)

              Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                      Page No.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibit

                  a.       Independent Auditors' Report
                               (Pace's Cove Apartments)

                           Historical Statement of Income and
                               Direct Operating Expenses
                               (Pace's Cove Apartments)

                           Note to Historical Statement of
                               Income and Direct Operating
                               Expenses (Pace's Cove
                               Apartments)

                  b.       Pro Forma Statement of Operations for
                               the Three Months ended
                               March 31, 1997 (unaudited)

                           Pro Forma Balance Sheet
                              as of March 31, 1997 (unaudited)

                           Pro Forma Statement of Operations
                              for the Year ended December 31, 1996
                              (unaudited)

                  c.       Exhibit

                           23.1     Consent of Independent Auditors

         The Company hereby amends Items 7.a., 7.b. and 7.c. of its Current Report on Form 8-K dated June 24, 1997 as follows:

                                   ITEM 7.a.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia

         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Pace's Cove Apartments located in Dallas, Texas for the twelve month period ended May 31, 1997. This statement is the responsibility of the management of Pace's Cove Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Pace's Cove Apartments (as defined above) for the twelve month period ended May 31, 1997, in conformity with generally accepted accounting principles.

Richmond, Virginia                          /s/ L.P. Martin & Co., P.C.
July 22, 1997

                             PACE'S COVE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTH PERIOD ENDED MAY 31, 1997

INCOME
         Rental and Other Income                                $1,832,695
                                                                ----------

DIRECT OPERATING EXPENSES
         Administrative and Other                                  237,030
         Insurance                                                  42,627
         Repairs and Maintenance                                   273,102
         Taxes, Property                                           213,985
         Utilities                                                 118,907
                                                                   -------

                  TOTAL DIRECT OPERATING EXPENSES                  885,651
                                                                   -------
                  Operating income exclusive of items not
                  comparable to the proposed future operations
                  of the property                               $  947,044
                                                                ==========


See accompanying notes to the financial statement.

                             PACE'S COVE APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTH PERIOD ENDED MAY 31, 1997

NOTE 1 - ORGANIZATION

         Pace's Cove Apartments is a 328 unit garden style apartment complex located on 12.97 acres in Dallas, Texas. The assets comprising the property were owned by Intercapital Portfolio 944 I Limited Partnership, an entity unaffiliated with Apple Residential Income Trust, Inc. during the financial statement period. Apple Residential Income Trust, Inc. subsequently purchased the property.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal and professional fees and management fees.

         Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

         Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.b.

                       PRO FORMA STATEMENT OF OPERATIONS
             FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

         The accompanying Unaudited Pro Forma Statement of Operations for the three months ended March 31, 1997 is presented as if (a) the Company had acquired the properties shown below on January 1, 1997; (b) the Company had qualified as a REIT, distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (c) the Company had used proceeds from its best efforts offering to acquire the properties. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

         The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the three months ended March 31, 1997 if the acquisitions and offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.

                                    HISTORICAL     BROOKFIELD    EAGLE CREST         TAHOE         MILL CROSSING         POLO RUN
                                   STATEMENT OF     PRO FORMA     PRO FORMA        PRO FORMA         PRO FORMA           PRO FORMA
                                    OPERATIONS     ADJUSTMENTS   ADJUSTMENTS      ADJUSTMENTS       ADJUSTMENTS         ADJUSTMENTS
Dates of Acquisitions ...........           --      1/31/97      1/31/97             1/31/97           2/28/97            3/31/97
Rental income ...................   $1,155,766      $99,879   $  266,385          $  100,023        $  151,389         $  326,137
Expenses
  Utilities .....................       98,538        7,722       25,425              12,431            24,712             32,231
  Repairs and maintenance .......       59,600       14,519       31,593              29,313            36,083             64,401
  Taxes and insurance ...........      106,098       12,720       36,546              12,099            19,230             40,508
  Property management fee .......       60,663         --           --                  --                --                 --
  Advertising ...................       33,475        2,547        4,429               2,475             4,272              6,338
  Other operating expenses ......       92,970         --           --                  --                --                 --
  General and administrative ....       77,502         --           --                  --                --                 --
  Depreciation of real estate ...      137,689         --           --                  --                --                 --
  Amortization ..................        8,476         --           --                  --                --                 --
  Other .........................        9,434        7,642       13,288               7,424            12,815             19,013
                                    ----------   ----------   ----------          ----------        ----------         ----------
                                       684,445       45,150      111,281              63,742            97,112            162,491
Income before interest income ...      471,321       54,729      155,104              36,281            54,277            163,646
  Interest income ...............       84,934         --           --                  --                --                 --

Net income ......................     $556,255   $   54,729   $  155,104          $   36,281        $   54,277         $  163,646
                                    ==========   ==========   ==========          ==========        ==========         ==========

Net income per share ............   $     0.16
                                    ----------
Weighted average number of shares
 outstanding ....................    3,403,759
                                     =========


                                      WILDWOOD          TOSCANA       THE ARBORS         PACES          1997
                                     PRO FORMA         PRO FORMA      PRO FORMA          COVE          PRO FORMA          TOTAL
                                    ADJUSTMENTS       ADJUSTMENTS    ADJUSTMENTS      ADJUSTMENTS      ADJUSTMENTS      PRO FORMA
Dates of Acquisitions ...........      3/31/97           3/31/97      4/25/97          6/30/97               --              --
Rental income ...................   $  202,389        $  270,812   $  345,254       $  458,174               --         $3,376,208
Expenses
  Utilities .....................       19,734            21,222       21,296           29,727               --            293,038
  Repairs and maintenance .......       30,868            29,279       27,394           68,276               --            391,326
  Taxes and insurance ...........       25,216            35,674       45,547           64,153               --            397,791
  Property management fee .......         --                --           --               --             99,478 (A)        160,141
  Advertising ...................        6,877             8,055        6,977           14,814               --             90,259
  Other operating expenses ......         --                --           --               --                 --             92,970
  General and administrative ....         --                --           --               --             23,198 (B)        100,700
  Depreciation of real estate ...         --                --           --               --            286,515 (C)        424,204
  Amortization ..................         --                --           --               --                 --              8,476
  Other .........................       20,632            24,166       20,932           44,443               --            179,789
                                    ----------        ----------   ----------       ----------     --------------       ----------

                                       103,327           118,396      122,146          221,413          409,191          2,138,694
Income before interest income ...       99,062           152,416      223,108          236,761         (409,191)         1,237,514
  Interest income ...............         --                --           --               --                 --             84,934
                                    ----------        ----------   ----------       ----------     --------------       ----------

Net income ......................   $   99,062        $  152,416   $  223,108       $  236,761     $   (409,191)        $1,322,448
                                    ==========        ==========   ==========       ==========     ==============       ==========

Net income per share ............                                                                                       $     0.16
                                                                                                                        ==========
Weighted average number of shares
 outstanding ....................                                                                     4,357,880 (D)      7,751,639
                                                                                                   ==============       ==========

(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period of time not owned by the company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the "best efforts" offering of $9 per share for the first $15 million and $10 per share above $15 million.

            PRO FORMA BALANCE SHEET AS OF MARCH 31, 1997 (UNAUDITED)

         The accompanying Unaudited Pro Forma Balance Sheet as of March 31, 1997 is presented as if the Company had owned the properties included in the table below as of March 31, 1997. In the opinion of management, all adjustments necessary to reflect the effects of its ongoing "best efforts" offering have been made.

         The Unaudited Pro Forma Balance Sheet is presented for comparative purposes only, and is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company. The Pro Forma column assumes the Company used the proceeds from its "best efforts" offering to acquire certain properties.

                                      HISTORICAL       THE ARBORS      PACE'S COVE
                                      BALANCE          PRO FORMA       PRO FORMA      TOTAL
                                      SHEET            ADJUSTMENTS     ADJUSTMENTS    PRO FORMA
ASSETS
Investment in rental property
 Land .............................   $  8,686,051    $    711,350   $  1,987,209   $ 11,384,610
 Building .........................     40,821,725       7,192,535      7,475,693   $ 55,489,953
 Property improvements ............        130,343            --             --          130,343
 Furniture and fixtures ...........         80,257            --             --           80,257
                                      ------------    ------------   ------------   ------------
                                        49,718,376       7,903,885      9,462,902     67,085,163
 Less accumulated depreciation ....       (137,689)           --             --         (137,689)
                                      ------------    ------------   ------------   ------------
                                        49,580,687       7,903,885      9,462,902     66,947,474
 Cash and cash equivalents ........      1,383,740            --             --        1,383,740
 Prepaid expenses .................        132,486            --             --          132,486
 Other assets .....................        738,614            --             --          738,614
                                      ------------    ------------   ------------   ------------
Total Assets ......................   $ 51,835,527    $  7,903,885   $  9,462,902   $ 69,202,314
                                      ============    ============   ============   ============

LIABILITIES
 Notes payable ....................   $ 10,000,000            --             --     $ 10,000,000
 Accounts payable .................        508,843            --             --          508,843
 Accrued expenses .................        643,364            --             --          643,364
 Rents received in advance ........         19,241            --             --           19,241
 Tenant security deposits .........        214,087            --             --          214,087
                                      ------------    ------------   ------------   ------------
                                        11,385,535            --             --       11,385,535

SHAREHOLDERS' EQUITY
 Common stock, no par value .......   $ 39,893,737    $  7,903,885   $  9,462,902   $ 57,260,524
 Class B Convertible Stock, no par
  value ...........................         20,000            --             --           20,000
 Receivable from principal share-
  holder ..........................        (20,000)           --             --          (20,000)
 Net income .......................        556,255            --             --          556,255
                                      ------------    ------------   ------------   ------------
                                        40,449,992       7,903,885      9,462,902     57,816,779
                                      ------------    ------------   ------------   ------------
Total Liabilities and Shareholders'
 Equity ...........................   $ 51,835,527    $  7,903,885   $  9,462,902   $ 69,202,314
                                      ============    ============   ============   ============


NOTES TO PRO FORMA BALANCE SHEET

Pro Forma adjustments represent the purchase price of the related property, including the 2% acquisition fee to Cornerstone Realty Income Trust, Inc. allocated between land and building. Adjustments to common stock reflect the net proceeds from sales of common stock from the Company's continuous offering.

                       PRO FORMA STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1996 (UNAUDITED)

         The accompanying Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if (a) the Company had acquired the properties shown below on January 1, 1996; (b) the Company had qualified as a REIT, distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (c) the Company had used proceeds from its best efforts offering to acquire the properties. The Company had no operations during the period ending December 31, 1996. Accordingly, the Company had no revenue or operating profits or loss. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

         The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1996 if the acquisitions and offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.

                                HISTORICAL  BROOKFIELD       EAGLE CREST     TAHOE           MILL CROSSING    POLO RUN
                                STATEMENT   PRO FORMA        PRO FORMA       PRO FORMA       PRO FORMA        PRO FORMA
                                OPERATIONS  ADJUSTMENTS      ADJUSTMENTS     ADJUSTMENTS     ADJUSTMENTS      ADJUSTMENTS
Dates of Acquisitions ........    --           1/31/97          1/31/97         1/31/97          2/28/97         3/31/97
Rental income                     --        $1,198,543       $3,196,618      $1,200,270       $  908,336      $1,304,547
Expenses
  Utilities ...................   --            92,664          305,101         149,166          148,270         128,924
  Repairs and maintenance .....   --           174,233          379,120         351,750          216,500         257,602
  Taxes and insurance             --           152,636          438,546         145,184          115,377         162,030
  Property management fee .....   --              --               --              --               --              --
  Advertising .................   --            30,567           53,153          29,695           25,631          25,350
  Other operating expenses ....   --              --               --              --               --              --
  General and administrative ..   --              --               --              --               --              --
                                                  --               --              --               --              --

  Depreciation of real estate .   --              --               --              --               --              --
  Amortization ................   --              --               --              --               --              --
  Other .......................   --            91,702          159,460          89,086           76,891          76,050
                                            ----------       ----------      ----------       ----------      ----------
                                  --           541,802        1,335,380         764,881          582,669         649,956
Interest before interest income   --           656,741        1,861,238         435,389          325,667         654,591
  Interest income .............   --              --               --              --               --              --
                                            ----------       ----------      ----------       ----------      ----------
Net income                        --          $656,741       $1,861,238      $  435,389       $  325,667      $  654,591
                                            ==========       ==========      ==========       ==========      ==========

Net income per share ..........   --

Weighted average number of
 shares outstanding ...........   --


                                                                                         PACES
                                    WILDWOOD         TOSCANA           THE ARBORS        COVE
                                    PRO FORMA        PRO FORMA         PRO FORMA         ADJUST-      PRO FORMA         TOTAL
                                    ADJUSTMENTS      ADJUSTMENTS       ADJUSTMENTS       MENTS        ADJUSTMENTS       PROFORMA
Dates of Acquisitions ...........      3/31/97           3/31/97           4/25/97      6/30/97              --               --
Rental income ..................   $   809,555       $ 1,083,249       $ 1,381,014   $ 1,832,695             --      $12,914,827
Expenses
  Utilities ....................        78,937            84,886            85,182       118,907             --        1,192,037
  Repairs and maintenance ......       123,470           117,117           109,577       273,102             --        2,002,471
  Taxes and insurance ..........       100,862           142,695           182,186       256,812             --        1,696,128
  Property management fee ......          --                --                --            --          620,527 (A)      620,527
  Advertising ..................        27,509            32,221            27,909        59,257             --          311,292
  Other operating expenses .....          --                --                --            --               --               --
  General and administrative ...          --                --                --            --          142,211 (B)      452,211
                                          --                --                --            --          310,000 (D)           --
  Depreciation of real estate ..          --                --                --            --        1,726,751 (C)    1,726,751
  Amortization .................          --                --                --            --               --               --
Other ..........................        82,526            96,663            83,727       177,773             --          933,878
                                   -----------       -----------       -----------   -----------   --------------    -----------

                                       413,304           473,582           488,581       885,651      2,799,489        8,935,295
Interest before interest income        396,251           609,667           892,433       947,044     (2,799,489)       3,979,532
  Interest income ..............          --                --                --            --               --               --

         Net income ............   $   396,251       $   609,667       $   892,433   $   947,044   $ (2,799,489)     $ 3,979,532
                                   ===========       ===========       ===========   ===========   ==============    ===========

Net income per share ...........                                                                                     $      0.59

Weighted average number of
 shares outstanding ............                                                                      6,705,113 (E)    6,705,113
                                                                                                   ==============    ===========


(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period of time not owned by the company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the expenses related to operations as a public REIT, which consists of directors and officers insurance, investor relations, corporate accounting, legal fees and director expenses.

(E) Represents additional common shares assuming the properties were acquired on January 1, 1996 with the "best efforts" offering of $9 per share for the first $15 million and $10 per share above $15 million.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Apple Residential Income Trust, Inc.

Date: August 13, 1997                           By: /s/ Glade M. Knight
                                                    ----------------------------
                                                        Glade M. Knight
                                                        President of
                                                        Apple Residential Income
                                                        Trust, Inc.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                  Form 8-K/A for Form 8-K dated June 24, 1997

Exhibit Number             Exhibit                                Page Number

     23.1                  Consent of Independent Auditors